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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 17, 2004


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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          Delaware                         0-22140               42-1406262
(State or other jurisdiction of       (Commission File)      (IRS Employer
incorporation or organization)             Number            Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

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                                TABLE OF CONTENTS

Item 5.  Other Events

Item 7.  Financial Statements and Other Exhibits

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits Plans

Signatures

Exhibit Index

Exhibit 99.1



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Item 5.  Other Events

     On February 17, 2004, First Midwest Financial, Inc. received a notice regarding a blackout period from March 22, 2004 through May 9, 2004 for transactions in the First Federal Savings Bank of the Midwest Profit Sharing 401(k) Plan during which period the plan will convert to a new Trustee and Records Administrator.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1 - Notice to Directors and Executive Officers dated
                    February 20, 2004.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits Plans

     On February 17, 2004, the Registrant received notice regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on February 20, 2004. A copy of such notice is filed herewith as Exhibit 99.1, and is hereby incorporated by reference herein.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FIRST MIDWEST FINANCIAL, INC.

                                  By:     /s/ Ronald J. Walters
                                          ---------------------
                                          Ronald J. Walters
                                          Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

Dated:  February 20, 2004





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                                  Exhibit Index
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Exhibit
Number                        Description of Exhibit
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99.1         Notice to Directors and Executive Officers dated February 20, 2004.